As filed with the Securities and Exchange Commission on October 21, 1997.
                                                        Registration No. 333-
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                           ---------------------------


                               MOVADO GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                                            13-2595932
            New York                                      (I.R.S. Employer
(State or other jurisdiction of                         Identification Number)
 incorporation or organization)

                                125 Chubb Avenue
                           Lyndhurst, New Jersey 07071
                                 (201) 460-4800

        (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                           ---------------------------


                             Timothy F. Michno, Esq.
                               Movado Group, Inc.
                                125 Chubb Avenue
                           Lyndhurst, New Jersey 07071
                                 (201) 460-4800

     (Name, address, including zip code, and telephone number, including area code, of agent for service)

                           ---------------------------


                                   Copies to:

          Judith R. Thoyer, Esq.                    Denise A. Cerasani, Esq.
 Paul, Weiss, Rifkind, Wharton & Garrison             Dewey Ballantine LLP
       1285 Avenue of the Americas                1301 Avenue of the Americas
         New York, New York 10019                      New York, NY 10019
              (212) 373-3000                             (212) 259-8000


         Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.|X| No. 333-35875

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                           ---------------------------


                         CALCULATION OF REGISTRATION FEE


                                                     Proposed Maximum    Proposed Maximum
         Title of Each Class         Amount to be   Offering Price Per      Aggregate           Amount of
   of Securities to be Registered   Registered (1)      Share (2)       Offering Price (2)   Registration Fee
-------------------------------------------------------------------------------------------------------------

Common Stock, ($.01 par value)...       80,000            $21.50            $1,720,000           $521.21
=============================================================================================================

(1) Includes 80,000 shares that the Underwriters have the option to purchase to cover over-allotments, if any.

(2) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.

--------------------------------------------------------------------------------

                           INCORPORATION BY REFERENCE
           OF REGISTRATION STATEMENT ON FORM S-3 (FILE NO. 333-35875)

         Movado Group, Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (File No. 333-35875), as amended (including the exhibits thereto), declared effective at approximately 3:30 p.m. on October 20, 1997 by the Securities and Exchange Commission.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.     Exhibits and Financial Statement Schedules

     (a) Exhibits

   Exhibit                           Description
   Number                            -----------
   -------
    5.1*   Opinion of Paul, Weiss, Rifkind, Wharton & Garrison.
   23.1*   Consent of Price Waterhouse LLP.
   23.2    Consent of Paul, Weiss, Rifkind, Wharton & Garrison (included in opinion filed as Exhibit 5.1).

*    Filed herewith.

     (b) Financial Statement Schedules and Related Report are incorporated by reference herein.

     Schedule VIII -- Valuation and Qualifying Accounts and Reserves (incorporated by reference to Movado Group, Inc. Registration Statement on Form S-3 (Registration No. 333-35875)).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 21st day of October, 1997.

                                                       MOVADO GROUP, INC.


                                                  By:   /s/ Efraim Grinberg
                                                       -------------------------
                                                       Efraim Grinberg
                                                       President



         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on October 21, 1997.


                  Signature                                  Title

/s/ Gedalio Grinberg                 Chairman of the Board and Chief Executive
---------------------------            Officer (Principal Executive Officer)
    Gedalio Grinberg

/s/ Efraim Grinberg                  President and Director
---------------------------
    Efraim Grinberg

/s/ Michael J. Bush                  Executive Vice President, Chief Operating
---------------------------            Officer and Director
    Michael J. Bush

/s/ Kenneth J. Adams                 Senior Vice President and Chief Financial
---------------------------            Officer (Principal Financial Officer)
    Kenneth J. Adams

/s/ John J. Rooney                   Corporate Controller (Principal
---------------------------            Accounting Officer)
    John J. Rooney

/s/ Margaret Hayes Adame             Director
---------------------------
    Margaret Hayes Adame

/s/ Alan H. Howard                   Director
---------------------------
    Alan H. Howard

/s/ Donald Oresman                   Director
---------------------------
    Donald Oresman

/s/ Leonard L. Silverstein           Director
--------------------------
    Leonard L. Silverstein

                                  EXHIBIT INDEX



Exhibit                            Description                             Page
-------                            -----------                             ----
 5.1 *   Opinion of Paul, Weiss, Rifkind, Wharton & Garrison.
23.1 *   Consent of Price Waterhouse LLP.
23.2 Consent of Paul, Weiss, Rifkind, Wharton & Garrison (included in opinion filed as Exhibit 5.1).

*    Filed herewith.